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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2004

EON LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31333	13-3653818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227-15 North Conduit Avenue, Laurelton, New York, 11413

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (718) 276-8600

Not Applicable

(Former name or address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press Release, dated April 22, 2004.

Item 12.  Results of Operations and Financial Condition.

On April 22, 2004, Eon Labs, Inc. (the “Company”) issued a press release reporting its financial results for the three-month period ended March 31, 2004 (the “Earnings Release”).  The press release has been filed as an exhibit to this Current Report on Form 8-K, attached hereto as Exhibit 99.1.

The attached Earnings Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004

EON LABS, INC.

By:	/s/ William F. Holt
	Name:	William F. Holt
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated April 22, 2004.